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                                                                    Exhibit 10.8


                                                                  EXECUTION COPY





                          TRADEMARK SECURITY AGREEMENT


            THIS TRADEMARK SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of January 28, 1999, is entered into by and among BARNEY'S, INC., a New York corporation and BNY LICENSING CORP., a Delaware corporation (with their respective successors and permitted assigns, each individually the "Grantor" and collectively the "Grantors"), and CITICORP USA, INC., in its capacity as administrative agent (with its successors in such capacity, the "Administrative Agent") for the Lenders (as defined below) and the Issuing Banks (as defined below) under a certain Credit Agreement dated as of January 28, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Grantors, Barney's America Inc., PFP Fashions Inc., Barneys (CA) Lease Corp., Barneys (NY) Lease Corp., Basco All-American Sportswear Corp., and Barneys America (Chicago) Lease Corp. (collectively, the "Borrowers"), the Administrative Agent and General Electric Capital Corporation, in its capacity as documentation agent (in such capacity, the "Documentation Agent"), the lenders from time to time a party thereto (the "Lenders"), the issuing banks from time to time a party thereto (the "Issuing Banks").

                              W I T N E S S E T H:
                              -------------------

            WHEREAS, the Grantors are parties to the Credit Agreement, pursuant to which the Lenders and the Issuing Banks have agreed, subject to certain conditions precedent, to make loans and other financial accommodations to the Borrowers from time to time;

            WHEREAS, Barney's, Inc. as Grantor and the Administrative Agent are parties to a certain Security Agreement of even date herewith (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), pursuant to which the Grantor has granted a security interest in certain of its assets to the Administrative Agent for the benefit of the Administrative Agent, the Lenders, the Issuing Banks and the other Holders;

            WHEREAS, BNY Licensing Corp. as Grantor and the Administrative Agent are parties to a certain Subsidiary Security Agreement of even date herewith (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Security Agreement"), pursuant to which the Grantor has granted a security interest in certain of its assets to the Administrative Agent for the benefit of the Administrative Agent, the Lenders, the Issuing Banks and the other

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Holders;

            WHEREAS, in order to secure the prompt and complete payment, observance and performance of (i) all the Obligations and (ii) all the Grantors' obligations and liabilities hereunder and in connection herewith (all the Obligations and such obligations and liabilities hereunder being hereinafter referred to collectively as the "Liabilities"), the Administrative Agent, the Lenders and the Issuing Banks have required as a condition, among others, to entering into the Credit Agreement that the Grantors execute and deliver this Agreement;

            NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



            1.    DEFINED TERMS.

            (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement.

            (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

            (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and VICE VERSA, unless otherwise specified.

            2. INCORPORATION OF THE CREDIT AGREEMENT. The Credit Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

            3. INCORPORATION OF PREMISES. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof.

            4. GRANT OF SECURITY INTEREST IN TRADEMARKS. To secure the complete and timely payment, performance and satisfaction of all of the Liabilities, the Grantors hereby grant to the Administrative Agent, for the benefit of the Administrative Agent, the Lenders, the Issuing Banks and the other Holders, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of the Grantors' now owned or existing and hereafter acquired or arising:

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            (i)   trademarks, trade names, trade dress, design marks, service marks, logos, corporate names, company names, business names, domain names, trade styles and other source of business identifiers, and all federal, state and foreign registrations, renewals and recordings thereof and all applications in connection therewith, including, without limitation, those listed on SCHEDULE A attached hereto and made a part hereof, and (a) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (b) the right to sue for past, present and future infringements and dilutions thereof, (c) the goodwill of the Grantors' businesses symbolized by the foregoing and connected therewith, and (d) all of the Grantors' rights corresponding thereto throughout the world (all of the foregoing items described in this PARAGRAPH 4(I), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); and

            (ii) rights under or interest in any trademark or service mark licenses or agreements with any other party, whether either Grantor is a licensee or licensor, including, without limitation, those trademark or service mark licenses and agreements listed on SCHEDULE B attached hereto and made a part hereof, in each case to the extent assignable without violation thereof, together with any goodwill connected with and symbolized by any such trademark or service mark licenses and agreements, the right to collect and receive payments, including but not limited to royalties, under such licenses and agreements or damages for breach thereof and the right to prepare for sale and sell any and all Inventory now or hereafter owned by the Grantors and now or hereafter covered by such licenses and agreements and all rights corresponding thereto in the United States and any foreign country (all of the foregoing are hereinafter referred to collectively as the "Licenses").


            5. RESTRICTIONS ON FUTURE AGREEMENTS. The Grantors agree that they will not take any action, and will use best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which could reasonably be expected to have a material adverse effect on the validity or enforcement of the rights collaterally assigned to the Administrative Agent under this Agreement or the rights associated with any Trademarks or Licenses, and in particular, the Grantors will not permit to lapse or become abandoned the Trademarks or Licenses if such lapse or abandonment could reasonably be expected to have a Material Adverse Effect.

            6. NO OTHER LIENS; PERFECTED FIRST PRIORITY LIENS. Except for the Lien granted pursuant to this Agreement, the Grantors own each of the Trademarks free and clear of any and all Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Trademarks is on file or of record in any public office (except for the filings in favor of GFBC, Inc. and BankBoston Retail

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Finance, Inc., which will still be recorded as of the Closing Date), except such as have been filed in favor of the Administrative Agent for the benefit of the Administrative Agent, the Lenders, the Issuing Banks and the other Holders pursuant to this Agreement. The Lien granted pursuant to this Agreement (i) upon completion of the filings and other actions in appropriate filing offices will constitute perfected security interests in the Trademarks in favor of the Administrative Agent for the benefit of the Administrative Agent, the Lenders, the Issuing Banks and the other Holders and (ii) is enforceable as such against all creditors of and purchasers from the Grantors. The Grantors represent and warrant that, (a) the Trademarks listed on SCHEDULE A include all of the registered trademarks, trademark applications, registered service marks and service mark applications now owned or held by either or both of the Grantors and (b) the Licenses listed on SCHEDULE B include all of the trademark and service mark licenses and agreements under which either of the Grantors is presently the licensee or licensor and which are material individually or in the aggregate to the operation of the businesses of the Grantors.

            7. NEW TRADEMARKS AND LICENSES. If, prior to the termination of this Agreement, the Grantors shall (i) obtain rights to any new Trademarks, (ii) become entitled to the benefit of any Trademarks, whether as licensee or licensor, or (iii) enter into any new Licenses, the provisions of PARAGRAPH 4 above shall automatically apply thereto (except in cases where either Grantor is the licensee, to the extent such licenses are assignable without violation thereof, it being understood and agreed that the Grantors shall use commercially reasonable efforts to ensure that such licenses are assignable for security purposes). The Grantors shall give to the Administrative Agent written notice within 30 Business Days after the occurrence of any of the events described in CLAUSES (I), (II) and (III) of the preceding sentence. The Grantors hereby authorize the Administrative Agent to modify this Agreement unilaterally (i) by amending SCHEDULE A to include any future Trademarks owned or held by the Grantors and by amending SCHEDULE B to include Licenses to which either Grantor becomes a party, (ii) by preparing this Agreement for filing with the United States Patent and Trademark Office or any corresponding foreign trademark office or governmental agency, and (iii) by filing, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on SCHEDULE A or B thereto, as the case may be, such future Trademarks and Licenses.

            8. COVENANTS. The Grantors covenant and agree with the Administrative Agent that:

            (a) FURTHER DOCUMENTATION. At any time and from time to time, upon the written request of the Administrative Agent, the Grantors will promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code. Any costs or expenses incurred in connection with the performance of the obligations set forth in the first sentence of this section (a) shall be borne by the Grantors.

            (b)   MAINTENANCE OF RECORDS. The Grantors will keep and maintain at

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their own cost and expense satisfactory and complete records of the Trademarks.
The Grantors will mark their books and records pertaining to the Trademarks to evidence this Agreement and the security interests granted hereby.

            (c) COMPLIANCE WITH LAWS, ETC. The Grantors will comply in all material respects with all Requirements of Law applicable to the Trademarks and Licenses or any part thereof or to the operation of the Grantors' businesses to the extent necessary to prevent an impairment of the Lien granted hereby or the Administrative Agent, Lenders, Issuing Banks or the other Holders' interest in the Trademarks.

            (d) LIMITATION ON LIENS ON TRADEMARKS. The Grantors will not create, incur or permit to exist, will defend the Administrative Agent, Lenders, Issuing Banks or the other Holders against, and will take such other action as is necessary to remove any Lien or claim on or to the Trademarks other than the Liens created hereby. The Grantors will advise the Administrative Agent promptly of any Lien on any of the Trademarks.

            (e) PAYMENT OF OBLIGATIONS. The Grantors will pay and discharge or otherwise satisfy at or before maturity, or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Trademarks and Licenses or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Trademarks and Licenses.


            9. ROYALTIES. The Grantors hereby agree that when an Event of Default has occurred and is continuing, the use by the Administrative Agent of the Trademarks and Licenses as authorized hereunder in connection with the Administrative Agent's exercise of its rights and remedies under PARAGRAPH 18 or pursuant to SECTION 7 of the Security Agreement shall be coextensive with the Grantors' rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Administrative Agent, the Lenders, the Issuing Banks or the other Holders to the Grantors.

            10. FURTHER ASSIGNMENTS AND SECURITY INTERESTS. The Grantors agree except as provided in SECTION 9.02 of the Credit Agreement, not to directly or indirectly sell, assign, transfer or otherwise dispose of their respective interests in the Trademarks or the Licenses without the prior and express written consent of the Administrative Agent. From and after the occurrence and during the continuance of an Event of Default, the Grantors agree that the Administrative Agent, or a conservator appointed by the Administrative Agent, shall have the right to establish such reasonable quality controls as the Administrative Agent or such conservator, in its sole and absolute judgment, may deem necessary to assure maintenance of the quality of inventory marketed by the Grantors under the Trademarks and the Licenses or in connection with which such Trademarks and Licenses are used.

            11. NATURE AND CONTINUATION OF THE ADMINISTRATIVE AGENT'S SECURITY INTEREST; TERMINATION OF THE ADMINISTRATIVE AGENT'S SECURITY Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in

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the Trademarks and Licenses and shall terminate only upon final payment in full in cash of the Obligations and termination of the commitment. Upon such termination and at the written request of the Grantors or their successors or assigns, and at the cost and expense of the Grantors or their successors or assigns, the Administrative Agent shall execute in a timely manner such instruments, documents or agreements as are necessary or desirable to terminate the Administrative Agent's security interest in the Trademarks and the Licenses, subject to any disposition thereof which may have been made by the Administrative Agent pursuant to this Agreement or the Security Agreement.

            12. DUTIES OF THE GRANTORS. The Grantors shall have the duty, to the extent desirable in the normal conduct of the Grantors' businesses, to: (i) prosecute diligently any trademark or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, and (ii) make application for the registration of any trademarks or service marks whether currently or hereafter used or adopted by the Grantors in the United States and any foreign country or territory throughout the world. The Grantors further agree (i) not to abandon any Trademarks or Licenses if such abandonment could reasonably be expected to have a Material Adverse Effect without the prior written consent of the Administrative Agent, and (ii) to use reasonable best efforts to obtain and maintain in full force and effect the Trademarks and the Licenses that are or shall be necessary or economically desirable in the operation of the Grantors' businesses. Any expenses incurred in connection with the foregoing shall be borne by the Grantors. None of the Administrative Agent, the Lenders, the Issuing Banks or the other Holders shall have any duty with respect to the Trademarks and Licenses. Without limiting the generality of the foregoing, none of the Administrative Agent, the Lenders, the Issuing Banks or the other Holders shall be under any obligation to take any steps necessary to preserve rights in the Trademarks or Licenses against any other parties, but the Administrative Agent may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith shall be for the sole account of the Grantors and shall be added to the Liabilities secured hereby.

            13. THE ADMINISTRATIVE AGENT'S RIGHT TO SUE. From and after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Licenses and, if the Administrative Agent shall commence any such suit, the Grantors shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all proper documents required by the Administrative Agent in aid of such enforcement. The Grantors shall, upon demand, promptly reimburse the Administrative Agent for all costs and expenses incurred by the Administrative Agent in the exercise of its rights under this PARAGRAPH 13 (including, without limitation, reasonable fees and expenses of attorneys and paralegals for the Administrative Agent).

            14. WAIVERS. The Administrative Agent's failure, at any time or times hereafter, to require strict performance by the Grantors of any provision of this Agreement shall not waive, affect or diminish any right of the Administrative Agent thereafter to demand strict compliance and performance therewith nor shall any course of dealing between the Grantors and the Administrative Agent have such effect. No single or partial exercise of any right hereunder

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shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of the Grantors contained in this Agreement shall be deemed to have been suspended or waived by the Administrative Agent unless such suspension or waiver is in writing signed by an officer of the Administrative Agent and directed to the Grantors specifying such suspension or waiver.

            15. SEVERABILITY. If any provision of this Agreement is held to be prohibited or unenforceable in any jurisdiction the substantive laws of which are held to be applicable hereto, such prohibition or unenforceability shall not affect the validity or enforceability of the remaining provisions hereof and shall not invalidate or render unenforceable such provision in any other jurisdiction.

            16. MODIFICATION. This Agreement cannot be altered, amended, supplemented or modified in any way, except as specifically provided in PARAGRAPH 7 hereof or by a writing signed by the parties hereto.

            17. POWER OF ATTORNEY. The Grantors agree, upon the request of the Administrative Agent and promptly following such request, to take any action and execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement. The Grantors hereby irrevocably designate, constitute and appoint the Administrative Agent (and all Persons designated by the Administrative Agent in its sole and absolute discretion) with full power of substitution, as the Grantors' true and lawful attorney-in-fact, with full power and authority in the name of the Grantors, or in its own name, from time to time in the Administrative Agent's discretion upon the occurrence and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and, without limiting the generality of the foregoing, hereby give the Administrative Agent the power and right on behalf of the Grantors, without notice or assent by the Grantors, to the extent permitted by applicable law, to (i) endorse the Grantors' names on all applications, documents, papers and instruments necessary or desirable for the Administrative Agent in the use, prosecution or protection of the Trademarks or the Licenses, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks or the Licenses to anyone on commercially reasonable terms (but subject to the terms thereof), (iii) grant or issue any exclusive or nonexclusive license under the Trademarks (not to conflict with any existing License) or under the Licenses, to anyone on commercially reasonable terms (but only, in the case of Licenses, to the extent permitted under such Licenses), and (iv) take any other actions with respect to the Trademarks or, to the extent permitted, the Licenses as the Administrative Agent deems in its own best interest or in the best interest of the Lenders or the Issuing Banks. The Grantors hereby ratify all that such attorney shall lawfully do or, to the extent permitted, cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations shall have been paid in full in cash and the Credit Agreement shall have been terminated. The Grantors acknowledge and agree that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Administrative Agent, the Lenders or the Issuing Banks under the Loan Documents, but rather is intended to facilitate the exercise of such rights and remedies.

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            18.   EVENT OF DEFAULT; CUMULATIVE REMEDIES. The Administrative
Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks or the Licenses may be located or deemed located. Upon the occurrence and during the continuance of an Event of Default, the Grantors agree to assign, convey and otherwise transfer title in and to the Trademarks and the Licenses to the Administrative Agent or any transferee of the Administrative Agent and to execute and deliver to the Administrative Agent or any such transferee all such agreements, documents and instruments as may be necessary, in the Administrative Agent's sole discretion exercised in a commercially reasonable manner, to effect such assignment, conveyance and transfer. All of the Administrative Agent's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by the Security Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may exercise any of the rights and remedies provided in this Agreement, the Security Agreement and any of the other Loan Documents, including, but not limited to, the right to sell, transfer or otherwise dispose of any and all finished goods Inventory bearing the Trademarks in any manner determined solely by the Administrative Agent. The Grantors agree that any notification of intended disposition of any of the Trademarks and Licenses required by law shall be deemed reasonably and properly given if given at least ten (10) Business Days before such disposition. The Grantors hereby agree that they shall have no right to satisfy the Administrative Agent's rights to equitable remedies by the payment of money damages, and nothing contained in this Agreement will restrict the Administrative Agent's rights to obtain equitable remedies for breaches of this Agreement. To the extent permitted by applicable law, the Grantors waive all claims, damages, and demands they may acquire against the Administrative Agent arising out of the lawful exercise by it of its rights hereunder.

            19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Grantors and their successors and assigns, and shall inure to the benefit of each of the Administrative Agent, the Lenders, the Issuing Banks and the other Holders, and each of all of their nominees, successors and assigns. The Grantors' successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Grantors; PROVIDED, HOWEVER, that the Grantors shall not voluntarily assign or transfer either of their rights or obligations hereunder without the Administrative Agent's prior written consent.

            20. GOVERNING LAW. This Agreement shall be construed and enforced and the rights and duties of the parties shall be governed in all respects in accordance with the laws and decisions of the State of New York.

            21. NOTICES. Any notice, demand, request or any other communication required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given or delivered as provided in
SECTION 13.08 of the Credit Agreement.

            22. SECTION HEADINGS. The section headings herein are for convenience of

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reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

            23. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            24. EXECUTION OF FINANCING STATEMENTS. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

            25. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Grantors agree that the terms of SECTION 13.17 of the Credit Agreement with respect to consent to jurisdiction and service of process shall apply equally to this Agreement.

            26. WAIVER OF JURY TRIAL. EACH OF THE GRANTORS AND THE ADMINISTRATIVE AGENT WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE ADMINISTRATIVE AGENT AND THE GRANTORS ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EITHER THE GRANTORS OR THE ADMINISTRATIVE AGENT MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            27. TERMINATION; RELEASE OF COLLATERAL. Notwithstanding anything in this Agreement to the contrary, the Grantors may, to the extent permitted by
SECTION 9.02 of the Credit Agreement, sell, assign, transfer or otherwise dispose of any Collateral. In addition, the Collateral shall be subject to release in accordance with SECTION 12.09(C) of the Credit Agreement (such Collateral and the Collateral referred to in the immediately preceding sentence being the "Released Collateral"). The Liens under this Agreement shall terminate with respect to the Released Collateral upon such sale, transfer, assignment, disposition or release and upon the request of the Grantors, the Administrative Agent shall execute and deliver such instrument or document as may be necessary to release the Liens granted hereunder; PROVIDED, HOWEVER, that (i) the Administrative Agent shall not be required to execute any such documents on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Liabilities or any Liens on (or obligations of any Grantor in respect of) all interests retained by any Grantor, including without limitation, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                    BARNEY'S, INC.


                                    By: /s/ Edward Lambert
                                        ----------------------------------------
                                        Name:  Edward Lambert
                                        Title: Executive VP and CFO


                                    BNY LICENSING CORP.


                                    By: /s/ Edward Lambert
                                        ----------------------------------------
                                        Name:  Edward Lambert
                                        Title: Executive VP and CFO


                                    Accepted and agreed to as of the day and year first above written.

                                    CITICORP USA, INC., as Administrative Agent



                                    By: /s/ Brenda Cotsen
                                        ----------------------------------------
                                        Name:  Brenda Cotsen
                                        Title: Vice President